UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)
July 20, 2007

CHINACAST EDUCATION CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-50550	20-0178991
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)
25Fl. Qiang Sheng Mansion
No. 145 Pu Jian Road,
Pudong District
Shanghai, 211217, PRC
(Address of Principal Executive Offices and zip code)
(86 21) 6864 4666
(Registrant’s telephone
number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.
     On July 20, 2007, ChinaCast Education Corporation (the “Company”) issued a press release announcing the completion of the Compulsory Acquisition of its subsidiary ChinaCast Communication Holdings Limited under section 103 of the Companies Act 1981 of Bermuda and is now the beneficial owner of all the issued ordinary shares of ChinaCast Communication Holdings Limited. Upon completion of the Compulsory Acquisition, the Company has 27,292,641 shares of common stock outstanding. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	ChinaCast Education Corporation Press Release dated July 20, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINACAST EDUCATION CORPORATION
Date: July 20, 2007	By:	/s/ Ron Chan Tze Ngon
		Name:	Ron Chan Tze Ngon
		Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	ChinaCast Education Corporation Press Release dated July 20, 2007.